SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 25, 2002



                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
           (Exact name of the registrant as specified in it's charter)



Delaware                            333-82332                    75-2006294

(State or other             (Commission File Number)            (I.R.S. Employee
jurisdiction of incorporation)                               Identification No.)

8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                                  55437
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code               (952) 857-7000



Item 5. Other Events

See the respective monthly reports, each reflecting the required information for the October, 2002 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

1989-SW1A  RFM1 1990-3A RFM1  1991-21A  RFM1  1991-25A RFM1 1991-4 RFM1 1991-R14
RFM1  1992-S11  RFM1  1992-S16  RFM1  1992-S18  RFM1 1992-S2 RFM1  1992-S20 RFM1
1992-S22  RFM1  1992-S24 RFM1 1992-S27 RFM1 1992-S30 RFM1 1992-S31 RFM1 1992-S32
RFM1  1992-S33  RFM1  1992-S34  RFM1  1992-S35  RFM1 1992-S36 RFM1 1992-S37 RFM1
1992-S38  RFM1  1992-S39  RFM1 1992-S41 RFM1 1992-S43 RFM1 1992-S44 RFM1 1992-S6
RFM1 1992-S9 RFM1  1993-MZ1  RFM1  1993-MZ2  RFM1  1993-MZ3  RFM1  1993-S10 RFM1
1993-S11  RFM1  1993-S12 RFM1 1993-S13 RFM1 1993-S14 RFM1 1993-S15 RFM1 1993-S16
RFM1  1993-S17  RFM1  1993-S18  RFM1 1993-S2 RFM1  1993-S20  RFM1  1993-S21 RFM1
1993-S22  RFM1  1993-S23 RFM1 1993-S24 RFM1 1993-S25 RFM1 1993-S26 RFM1 1993-S27
RFM1  1993-S28  RFM1  1993-S29  RFM1 1993-S3 RFM1  1993-S30  RFM1  1993-S31 RFM1
1993-S32  RFM1  1993-S33 RFM1 1993-S34 RFM1 1993-S35 RFM1 1993-S36 RFM1 1993-S37
RFM1  1993-S38  RFM1  1993-S39  RFM1  1993-S40  RFM1 1993-S41 RFM1 1993-S42 RFM1
1993-S43  RFM1  1993-S44 RFM1 1993-S45 RFM1 1993-S46 RFM1 1993-S47 RFM1 1993-S48
RFM1 1993-S49 RFM1 1993-S6 RFM1 1993-S7 RFM1 1993-S9 RFM1 1994-MZ1 RFM1 1994-RS4
RFM1 1994-S1 RFM1  1994-S10  RFM1  1994-S11  RFM1  1994-S12  RFM1  1994-S13 RFM1
1994-S14  RFM1  1994-S15 RFM1 1994-S16 RFM1 1994-S17 RFM1 1994-S18 RFM1 1994-S19
RFM1 1994-S2 RFM1  1994-S20  RFM1 1994-S3 RFM1 1994-S5 RFM1 1994-S6 RFM1 1994-S7
RFM1 1994-S8 RFM1 1994-S9 RFM1 1995-R5 RFM1 1995-S1 RFM1  1995-S10 RFM1 1995-S11
RFM1  1995-S12  RFM1  1995-S13  RFM1  1995-S14  RFM1 1995-S15 RFM1 1995-S16 RFM1
1995-S17  RFM1  1995-S18  RFM1  1995-S19 RFM1 1995-S2 RFM1 1995-S21 RFM1 1995-S3
RFM1  1995-S4  RFM1  1995-S6 RFM1 1995-S7 RFM1 1995-S8 RFM1 1995-S9 RFM1 1996-S1
RFM1  1996-S10  RFM1  1996-S11  RFM1  1996-S12  RFM1 1996-S13 RFM1 1996-S14 RFM1
1996-S15  RFM1  1996-S16  RFM1 1996-S17 RFM1 1996-S18 RFM1 1996-S19 RFM1 1996-S2
RFM1  1996-S20  RFM1  1996-S21  RFM1  1996-S22  RFM1 1996-S23 RFM1 1996-S24 RFM1
1996-S25  RFM1  1996-S3 RFM1 1996-S4 RFM1 1996-S5 RFM1 1996-S6 RFM1 1996-S7 RFM1
1996-S8 RFM1 1996-S9 RFM1 1996-S9 RFM1 1997-S1 RFM1  1997-S10 RFM1 1997-S11 RFM1
1997-S12  RFM1  1997-S12RIIIRFM1  1997-S13  RFM1  1997-S14  RFM1  1997-S15  RFM1
1997-S16  RFM1  1997-S17  RFM1 1997-S18 RFM1 1997-S19 RFM1 1997-S2 RFM1 1997-S20
RFM1  1997-S21  RFM1 1997-S3 RFM1 1997-S4 RFM1 1997-S5 RFM1 1997-S6 RFM1 1997-S7
RFM1 1997-S8 RFM1 1997-S9 RFM1 1998-NS1 RFM1 1998-NS2 RFM1 1998-S1 RFM1 1998-S10
RFM1  1998-S12  RFM1  1998-S13  RFM1  1998-S14  RFM1 1998-S15 RFM1 1998-S16 RFM1
1998-S17  RFM1  1998-S18  RFM1 1998-S19 RFM1 1998-S2 RFM1 1998-S20 RFM1 1998-S21
RFM1  1998-S22  RFM1  1998-S23  RFM1  1998-S24  RFM1 1998-S25 RFM1 1998-S26 RFM1
1998-S27  RFM1  1998-S28  RFM1 1998-S29 RFM1 1998-S3 RFM1 1998-S30 RFM1 1998-S31
RFM1  1998-S4  RFM1  1998-S5 RFM1 1998-S6 RFM1 1998-S7 RFM1 1998-S8 RFM1 1998-S9
RFM1 1999-S1 RFM1  1999-S10  RFM1  1999-S11  RFM1  1999-S12  RFM1  1999-S13 RFM1
1999-S14  RFM1  1999-S15 RFM1 1999-S16 RFM1 1999-S17 RFM1 1999-S18 RFM1 1999-S19
RFM1 1999-S2 RFM1  1999-S20  RFM1  1999-S21  RFM1  1999-S22  RFM1  1999-S23 RFM1
1999-S24  RFM1 1999-S25 RFM1 1999-S3 RFM1 1999-S4 RFM1 1999-S5 RFM1 1999-S6 RFM1
1999-S7 RFM1 1999-S8 RFM1 1999-S9 RFM1 2000-S1 RFM1  2000-S10 RFM1 2000-S11 RFM1
2000-S12  RFM1  2000-S13  RFM1 2000-S14 RFM1 2000-S15 RFM1 2000-S16 RFM1 2000-S2
RFM1  2000-S3  RFM1  2000-S4 RFM1 2000-S5 RFM1 2000-S6 RFM1 2000-S7 RFM1 2000-S8
RFM1 2000-S9 RFM1  2001-S1  RFM1  2001-S10  RFM1  2001-S11  RFM1  2001-S12  RFM1
2001-S13  RFM1  2001-S14 RFM1 2001-S15 RFM1 2001-S16 RFM1 2001-S17 RFM1 2001-S18
RFM1  2001-S19  RFM1 2001-S2 RFM1  2001-S20  RFM1  2001-S21  RFM1  2001-S22 RFM1
2001-S23  RFM1  2001-S24 RFM1 2001-S25 RFM1 2001-S26 RFM1 2001-S27 RFM1 2001-S28
RFM1  2001-S29  RFM1 2001-S3 RFM1 2001-S4 RFM1 2001-S5 RFM1 2001-S6 RFM1 2001-S7
RFM1 2001-S8 RFM1 2001-S9 RFM1 2001-SA1 RFM1 2002-S1 RFM1 2002-S10 RFM1 2002-S11
RFM1 2002-S12 RFM1 2002-S14 RFM1 2002-S15 RFM1 2002-S2 RFM1 2002-S3 RFM1 2002-S4
RFM1 2002-S5  RFM1 2002-S6 RFM1 2002-S7 RFM1 2002-S8 RFM1 2002-S9 RFM1  2002-SA1
RFM1 2002-SA2 RFM1

Item 7. Financial Statements and Exhibits

(a)     Not applicable
(b)     Not applicable
(c)     See Item 5

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.


By:     /s/ Davee Olson
Name:   Davee Olson
Title:  Chief Financial Officer
Dated:  October 25, 2002